Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of the Company on Form 10-QSB for the period ended February 28, 2003 as filed with the Securities and Exchange Commission on the date hereof, We, Terry WooI, Chief Executive Officer, and Chiu Keung Ho, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. S 1350, S 906 of the Sarbanes-Oxley Act of 2002, that:

(1) This Form 10-QSB complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act; and

(2) The financial information contained in this Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company

 Date: March 25, 2003

/s/ Terry Woo /s/ Chui Keung Ho

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Terry Woo Chui Kueng Ho

Chief Executive Officer Chief Financial Officer